Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2026

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Andrew F. Gossard	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investor Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	AA-	A1	A+
The Cincinnati Insurance Company	A+	AA-	A1	A+
The Cincinnati Indemnity Company	A+	AA-	A1	A+
The Cincinnati Casualty Company	A+	AA-	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	AA-	—	A+

Ratings are as of October 23, 2026, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength under About on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF Third-Quarter 2026 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2026

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Nine Months Ended September 30, 2026	4
CFC and Subsidiaries Consolidation – Three Months Ended September 30, 2026	5

Consolidated Property Casualty Insurance Operations
Losses Incurred Detail	6
Loss Ratio Detail	7
Loss Claim Count Detail	8
Quarterly Property Casualty Data – Commercial Lines	9
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	10
Loss and Loss Expense Analysis – Nine Months Ended September 30, 2026	11
Loss and Loss Expense Analysis – Three Months Ended September 30, 2026	12

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	13
Quarterly Property Casualty Data – Commercial Lines	14
Quarterly Property Casualty Data – Personal Lines	15
Quarterly Property Casualty Data – Excess & Surplus Lines	16

Statutory Statements of Income
Consolidated Cincinnati Insurance Companies Statutory Statements of Income	17
The Cincinnati Life Insurance Company Statutory Statements of Income	18

Other
Quarterly Data – Other	19

CINF Third-Quarter 2026 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.
CINF Third-Quarter 2026 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2026

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$7,981	$—	$—	$—	$7,981
Life	—	—	318	—	—	318
Premiums ceded	—	(309)	(61)	—	—	(370)
Total earned premium	—	7,672	257	—	—	7,929
Investment income, net of expenses	94	709	161	—	(2)	962
Investment gains and losses, net	470	786	3	—	(1)	1,258
Fee revenues	—	11	5	—	—	16
Other revenues	11	15	—	9	(16)	19
Total revenues	$575	$9,193	$426	$9	$(19)	$10,184

Benefits & expenses
Losses & contract holders' benefits	$—	$5,140	$292	$—	$—	$5,432
Reinsurance recoveries	—	(70)	(49)	—	—	(119)
Underwriting, acquisition and insurance expenses	—	2,276	73	—	—	2,349
Interest expense	39	—	—	2	(2)	39
Other operating expenses	36	6	—	3	(17)	28
Total expenses	$75	$7,352	$316	$5	$(19)	$7,729

Income before income taxes	$500	$1,841	$110	$4	$—	$2,455

Provision (benefit) for income taxes
Current operating income (loss)	$(28)	$168	$28	$1	$—	$169
Capital gains/losses	99	167	1	—	—	267
Deferred	20	17	(6)	—	—	31
Total provision for income taxes	$91	$352	$23	$1	$—	$467

Net income - current year	$409	$1,489	$87	$3	$—	$1,988

Net income - prior year	$352	$1,289	$75	$1	$—	$1,717
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2026 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2026

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$2,717	$—	$—	$—	$2,717
Life	—	—	106	—	—	106
Premiums ceded	—	(112)	(21)	—	—	(133)
Total earned premium	—	2,605	85	—	—	2,690
Investment income, net of expenses	28	244	53	—	—	325
Investment gains and losses, net	89	(73)	4	—	—	20
Fee revenues	—	4	2	—	—	6
Other revenues	4	5	—	3	(6)	6
Total revenues	$121	$2,785	$144	$3	$(6)	$3,047

Benefits & expenses
Losses & contract holders' benefits	$—	$1,621	$97	$—	$—	$1,718
Reinsurance recoveries	—	(26)	(17)	—	—	(43)
Underwriting, acquisition and insurance expenses	—	774	25	—	—	799
Interest expense	13	—	—	—	(1)	12
Other operating expenses	11	1	—	1	(5)	8
Total expenses	$24	$2,370	$105	$1	$(6)	$2,494

Income before income taxes	$97	$415	$39	$2	$—	$553

Provision (benefit) for income taxes
Current operating income (loss)	$(19)	$126	$8	$1	$—	$116
Capital gains/losses	18	(15)	1	—	—	4
Deferred	10	(35)	(1)	—	—	(26)
Total provision for income taxes	$9	$76	$8	$1	$—	$94

Net income - current year	$88	$339	$31	$1	$—	$459

Net income - prior year	$263	$831	$28	$—	$—	$1,122
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2026 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Consolidated
Current accident year losses greater than $5 million		$31	$29	$8	$27	$48	$15	$26	$37	$41	$68	$89		$116
Current accident year losses $2 million - $5 million		56	55	20	61	35	40	20	75	60	131	95		156
Large loss prior accident year reserve development		(17)	51	50	40	49	27	56	101	83	84	132		172
Total large losses incurred		$70	$135	$78	$128	$132	$82	$102	$213	$184	$283	$316		$444
Losses incurred but not reported		91	288	219	164	158	213	279	507	492	598	650		814
Other losses excluding catastrophe losses		890	767	838	786	831	741	688	1,605	1,429	2,495	2,260		3,046
Catastrophe losses		270	359	266	18	83	280	558	625	838	895	921		939
Total losses incurred		$1,321	$1,549	$1,401	$1,096	$1,204	$1,316	$1,627	$2,950	$2,943	$4,271	$4,147		$5,243
Commercial Lines
Current accident year losses greater than $5 million		$26	$29	$—	$11	$48	$5	$7	$29	$12	$55	$60		$71
Current accident year losses $2 million - $5 million		41	33	5	34	12	22	15	38	37	79	49		83
Large loss prior accident year reserve development		(25)	53	35	37	47	14	44	88	58	63	105		142
Total large losses incurred		$42	$115	$40	$82	$107	$41	$66	$155	$107	$197	$214		$296
Losses incurred but not reported		58	104	94	44	67	106	163	198	269	256	336		380
Other losses excluding catastrophe losses		433	403	441	408	405	383	318	844	701	1,277	1,106		1,514
Catastrophe losses		84	147	117	5	29	83	40	264	123	348	152		157
Total losses incurred		$617	$769	$692	$539	$608	$613	$587	$1,461	$1,200	$2,078	$1,808		$2,347
Personal Lines
Current accident year losses greater than $5 million		$5	$—	$8	$16	$—	$10	$19	$8	$29	$13	$29		$45
Current accident year losses $2 million - $5 million		13	22	15	25	23	18	5	37	23	50	46		71
Large loss prior accident year reserve development		8	(2)	15	3	2	13	12	13	25	21	27		30
Total large losses incurred		$26	$20	$38	$44	$25	$41	$36	$58	$77	$84	$102		$146
Losses incurred but not reported		—	77	71	39	32	37	74	148	111	148	143		182
Other losses excluding catastrophe losses		310	271	282	298	316	257	254	553	511	863	827		1,125
Catastrophe losses		166	190	144	6	54	186	405	334	591	500	645		651
Total losses incurred		$502	$558	$535	$387	$427	$521	$769	$1,093	$1,290	$1,595	$1,717		$2,104
Excess & Surplus Lines
Current accident year losses greater than $5 million		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—
Current accident year losses $2 million - $5 million		2	—	—	2	—	—	—	—	—	2	—		2
Large loss prior accident year reserve development		—	—	—	—	—	—	—	—	—	—	—		—
Total large losses incurred		$2	$—	$—	$2	$—	$—	$—	$—	$—	$2	$—		$2
Losses incurred but not reported		37	57	38	24	16	31	46	95	77	132	93		117
Other losses excluding catastrophe losses		38	24	40	48	59	42	24	64	66	102	125		173
Catastrophe losses		1	2	1	(1)	—	3	—	3	3	4	3		2
Total losses incurred		$78	$83	$79	$73	$75	$76	$70	$162	$146	$240	$221		$294
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2026 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Consolidated
Current accident year losses greater than $5 million		1.2%	1.2%	0.3%	1.1%	1.9%	0.6%	1.2%	0.7%	0.9%	0.9%	1.3%		1.2%
Current accident year losses $2 million - $5 million		2.2	2.1	0.8	2.4	1.4	1.7	0.9	1.5	1.3	1.7	1.3		1.6
Large loss prior accident year reserve development		(0.7)	2.0	2.0	1.6	2.0	1.1	2.4	2.0	1.8	1.1	1.8		1.8
Total large loss ratio		2.7%	5.3%	3.1%	5.1%	5.3%	3.4%	4.5%	4.2%	4.0%	3.7%	4.4%		4.6%
Losses incurred but not reported		3.5	11.3	8.7	6.5	6.4	8.9	12.3	10.0	10.5	7.8	9.1		8.4
Other losses excluding catastrophe losses		34.1	30.1	33.2	31.4	33.4	30.9	30.4	31.7	30.6	32.5	31.6		31.6
Catastrophe losses		10.4	14.1	10.6	0.7	3.4	11.7	24.6	12.3	18.0	11.7	12.9		9.7
Total loss ratio		50.7%	60.8%	55.6%	43.7%	48.5%	54.9%	71.8%	58.2%	63.1%	55.7%	58.0%		54.3%
Commercial Lines
Current accident year losses greater than $5 million		2.0%	2.4%	—%	0.9%	3.9%	0.5%	0.6%	1.2%	0.5%	1.5%	1.7%		1.5%
Current accident year losses $2 million - $5 million		3.2	2.7	0.4	2.7	1.0	1.8	1.2	1.5	1.5	2.1	1.3		1.7
Large loss prior accident year reserve development		(1.9)	4.2	2.8	3.0	3.8	1.2	3.8	3.6	2.5	1.6	2.9		2.9
Total large loss ratio		3.3%	9.3%	3.2%	6.6%	8.7%	3.5%	5.6%	6.3%	4.5%	5.2%	5.9%		6.1%
Losses incurred but not reported		4.5	8.3	7.6	3.6	5.4	8.7	13.9	8.0	11.3	6.8	9.3		7.8
Other losses excluding catastrophe losses		34.1	32.1	35.5	32.8	33.0	31.6	26.8	33.7	29.3	33.9	30.5		31.2
Catastrophe losses		6.6	11.7	9.5	0.4	2.4	6.8	3.4	10.6	5.1	9.3	4.2		3.2
Total loss ratio		48.5%	61.4%	55.8%	43.4%	49.5%	50.6%	49.7%	58.6%	50.2%	55.2%	49.9%		48.3%
Personal Lines
Current accident year losses greater than $5 million		0.6%	—%	0.9%	1.8%	—%	1.3%	2.8%	0.4%	2.0%	0.5%	1.3%		1.4%
Current accident year losses $2 million - $5 million		1.6	2.3	1.8	2.8	2.9	2.2	0.7	2.1	1.5	1.9	2.0		2.2
Large loss prior accident year reserve development		0.8	(0.2)	1.8	0.4	0.2	1.5	1.8	0.8	1.6	0.8	1.1		0.9
Total large loss ratio		3.0%	2.1%	4.5%	5.0%	3.1%	5.0%	5.3%	3.3%	5.1%	3.2%	4.4%		4.5%
Losses incurred but not reported		—	8.7	8.1	4.5	3.8	4.7	10.5	8.4	7.4	5.6	6.1		5.7
Other losses excluding catastrophe losses		34.9	31.0	32.3	34.8	37.5	32.0	36.4	31.5	34.1	32.7	35.4		35.2
Catastrophe losses		18.7	21.6	16.4	0.8	6.5	23.1	57.9	19.1	39.3	18.9	27.5		20.4
Total loss ratio		56.6%	63.4%	61.3%	45.1%	50.9%	64.8%	110.1%	62.3%	85.9%	60.4%	73.4%		65.8%
Excess & Surplus Lines
Current accident year losses greater than $5 million		—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%		—%
Current accident year losses $2 million - $5 million		1.1	—	—	1.1	—	—	—	—	—	0.3	—		0.3
Large loss prior accident year reserve development		—	—	—	(0.1)	—	—	—	—	—	—	—		—
Total large loss ratio		1.1%	—%	—%	1.0%	—%	—%	—%	—%	—%	0.3%	—%		0.3%
Losses incurred but not reported		19.5	30.7	20.8	12.7	9.2	18.1	28.1	25.8	23.0	23.7	18.3		16.8
Other losses excluding catastrophe losses		20.0	13.2	22.1	26.0	33.6	24.4	14.8	17.6	19.7	18.5	24.4		24.8
Catastrophe losses		1.0	0.8	0.7	(0.6)	—	1.3	0.2	0.7	0.8	0.8	0.5		0.2
Total loss ratio		41.6%	44.7%	43.6%	39.1%	42.8%	43.8%	43.1%	44.1%	43.5%	43.3%	43.2%		42.1%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2026 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Consolidated
Current accident year reported losses greater than $5 million		6	3	1	3	6	2	3	4	5	10	12		15
Current accident year reported losses $2 million - $5 million		21	19	7	21	17	14	7	26	21	47	32		53
Prior accident year reported losses on large losses		5	10	17	15	11	13	15	27	28	32	39		54
Non-Catastrophe reported losses on large losses total		32	32	25	39	34	29	25	57	54	89	83		122
Commercial Lines
Current accident year reported losses greater than $5 million		5	3	—	2	6	1	1	3	2	8	9		10
Current accident year reported losses $2 million - $5 million		15	11	2	11	9	7	5	13	12	28	16		28
Prior accident year reported losses on large losses		4	9	13	14	11	10	11	22	21	26	32		46
Non-Catastrophe reported losses on large losses total		24	23	15	27	26	18	17	38	35	62	57		84
Personal Lines
Current accident year reported losses greater than $5 million		1	—	1	1	—	1	2	1	3	2	3		5
Current accident year reported losses $2 million - $5 million		5	8	5	9	8	7	2	13	9	18	16		24
Prior accident year reported losses on large losses		1	1	4	1	—	3	4	5	7	6	7		8
Non-Catastrophe reported losses on large losses total		7	9	10	11	8	11	8	19	19	26	26		37
Excess & Surplus Lines
Current accident year reported losses greater than $5 million		—	—	—	—	—	—	—	—	—	—	—		—
Current accident year reported losses $2 million - $5 million		1	—	—	1	—	—	—	—	—	1	—		1
Prior accident year reported losses on large losses		—	—	—	—	—	—	—	—	—	—	—		—
Non-Catastrophe reported losses on large losses total		1	—	—	1	—	—	—	—	—	1	—		1
*The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Third-Quarter 2026 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Commercial casualty:
Net written premiums		$373	$439	$451	$394	$372	$428	$443	$890	$871	$1,263	$1,244		$1,638
Year over year change %- written premium		—%	3%	2%	2%	2%	9%	6%	2%	8%	2%	6%		5%
Earned premiums		$414	$405	$405	$409	$403	$402	$387	$810	$789	$1,223	$1,192		$1,601
Current accident year before catastrophe losses		76.8%	76.5%	77.0%	86.9%	74.8%	72.3%	72.8%	76.7%	72.6%	76.8%	73.3%		76.8%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(0.3)	3.5	(0.7)	(0.2)	6.0	(0.4)	(0.3)	1.4	(0.4)	0.8	1.8		1.3
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		76.5%	80.0%	76.3%	86.7%	80.8%	71.9%	72.5%	78.1%	72.2%	77.6%	75.1%		78.1%
Commercial property:
Net written premiums		$410	$435	$427	$395	$422	$428	$411	$862	$839	$1,272	$1,260		$1,655
Year over year change %- written premium		(3)%	2%	4%	3%	8%	9%	14%	3%	11%	1%	10%		8%
Earned premiums		$423	$418	$415	$410	$405	$399	$389	$833	$787	$1,256	$1,192		$1,602
Current accident year before catastrophe losses		32.6%	44.9%	43.8%	23.9%	37.2%	40.2%	43.5%	44.3%	41.8%	40.4%	40.2%		36.0%
Current accident year catastrophe losses		21.2	33.7	28.7	1.6	8.6	21.5	13.3	31.2	17.5	27.8	14.5		11.2
Prior accident years before catastrophe losses		(4.5)	(4.5)	(7.0)	(3.6)	(8.2)	(9.5)	(5.3)	(5.7)	(7.4)	(5.3)	(7.7)		(6.7)
Prior accident years catastrophe losses		(0.7)	(0.2)	(0.3)	0.3	(1.2)	(0.6)	(3.6)	(0.2)	(2.1)	(0.4)	(1.8)		(1.2)
Total loss and loss expense ratio		48.6%	73.9%	65.2%	22.2%	36.4%	51.6%	47.9%	69.6%	49.8%	62.5%	45.2%		39.3%
Commercial auto:
Net written premiums		$255	$292	$299	$240	$243	$271	$283	$591	$555	$847	$797		$1,037
Year over year change %- written premium		5%	8%	6%	8%	9%	9%	9%	6%	10%	6%	9%		9%
Earned premiums		$270	$268	$259	$258	$253	$247	$241	$527	$489	$797	$742		$1,000
Current accident year before catastrophe losses		63.2%	65.0%	67.7%	66.5%	64.7%	65.0%	68.6%	66.3%	66.8%	65.3%	66.1%		66.2%
Current accident year catastrophe losses		0.1	3.3	0.5	0.1	0.8	0.8	1.8	1.9	1.3	1.3	1.1		0.8
Prior accident years before catastrophe losses		0.2	1.1	0.7	2.5	4.1	7.2	2.9	1.0	5.1	0.7	4.8		4.2
Prior accident years catastrophe losses		0.1	—	—	(0.1)	—	(0.1)	(0.1)	—	(0.1)	—	(0.1)		(0.1)
Total loss and loss expense ratio		63.6%	69.4%	68.9%	69.0%	69.6%	72.9%	73.2%	69.2%	73.1%	67.3%	71.9%		71.1%
Workers' compensation:
Net written premiums		$54	$54	$71	$53	$56	$57	$79	$125	$135	$178	$191		$244
Year over year change %- written premium		(4)%	(5)%	(10)%	(2)%	—%	4%	—%	(7)%	1%	(7)%	1%		—%
Earned premiums		$56	$54	$57	$61	$61	$60	$61	$111	$121	$168	$181		$242
Current accident year before catastrophe losses		95.8%	91.0%	98.0%	96.4%	94.6%	97.0%	95.5%	94.6%	96.2%	95.0%	95.7%		95.9%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(29.3)	(27.2)	(15.7)	(32.3)	(28.3)	(27.8)	(18.6)	(21.4)	(23.1)	(24.1)	(24.9)		(26.8)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		66.5%	63.8%	82.3%	64.1%	66.3%	69.2%	76.9%	73.2%	73.1%	70.9%	70.8%		69.1%
Other commercial:
Net written premiums		$107	$107	$111	$103	$105	$106	$109	$218	$215	$325	$321		$424
Year over year change %- written premium		2%	1%	2%	5%	(1)%	6%	3%	1%	4%	1%	3%		3%
Earned premiums		$107	$106	$105	$105	$107	$104	$101	$211	$205	$318	$313		$418
Current accident year before catastrophe losses		52.7%	53.6%	51.9%	53.6%	51.1%	50.5%	45.8%	52.8%	48.2%	52.8%	49.2%		50.3%
Current accident year catastrophe losses		0.1	—	0.1	0.2	—	0.1	0.1	0.1	0.1	0.1	—		0.1
Prior accident years before catastrophe losses		(6.2)	0.1	(12.2)	0.5	2.9	(1.5)	(2.2)	(6.0)	(1.8)	(6.1)	(0.2)		—
Prior accident years catastrophe losses		—	—	0.1	—	—	0.1	—	—	—	—	—		—
Total loss and loss expense ratio		46.6%	53.7%	39.9%	54.3%	54.0%	49.2%	43.7%	46.9%	46.5%	46.8%	49.0%		50.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Third-Quarter 2026 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Personal auto:
Net written premiums		$321	$332	$275	$285	$328	$333	$266	$607	$599	$928	$927		$1,212
Year over year change %- written premium		(2)%	—%	3%	6%	11%	18%	23%	1%	20%	—%	17%		14%
Earned premiums		$305	$304	$303	$300	$295	$285	$271	$606	$556	$911	$851		$1,151
Current accident year before catastrophe losses		67.8%	68.3%	69.2%	68.3%	67.8%	67.8%	71.2%	68.8%	69.5%	68.4%	68.9%		68.8%
Current accident year catastrophe losses		1.5	4.5	1.1	0.1	1.1	3.2	3.0	2.8	3.1	2.4	2.4		1.8
Prior accident years before catastrophe losses		(0.8)	(1.1)	3.2	1.9	1.9	—	(0.8)	1.0	(0.4)	0.4	0.4		0.8
Prior accident years catastrophe losses		—	—	—	—	—	—	(0.3)	—	(0.2)	—	(0.1)		(0.1)
Total loss and loss expense ratio		68.5%	71.7%	73.5%	70.3%	70.8%	71.0%	73.1%	72.6%	72.0%	71.2%	71.6%		71.3%
Homeowner:
Net written premiums		$524	$537	$406	$446	$518	$532	$320	$943	$852	$1,467	$1,370		$1,816
Year over year change %- written premium		1%	1%	27%	13%	17%	23%	6%	11%	16%	7%	16%		16%
Earned premiums		$477	$473	$469	$459	$444	$425	$338	$942	$763	$1,420	$1,208		$1,667
Current accident year before catastrophe losses		32.4%	40.6%	41.1%	38.1%	37.6%	38.8%	53.4%	40.8%	45.2%	38.0%	42.4%		41.2%
Current accident year catastrophe losses		35.4	36.1	30.2	1.8	12.9	44.3	122.5	33.2	79.0	33.9	54.7		40.1
Prior accident years before catastrophe losses		(5.4)	(2.5)	(2.8)	0.5	0.9	(3.0)	(2.0)	(2.7)	(2.6)	(3.6)	(1.3)		(0.8)
Prior accident years catastrophe losses		(1.5)	1.5	(0.3)	(0.8)	(1.6)	(3.0)	(3.5)	0.6	(3.2)	(0.1)	(2.6)		(2.1)
Total loss and loss expense ratio		60.9%	75.7%	68.2%	39.6%	49.8%	77.1%	170.4%	71.9%	118.4%	68.2%	93.2%		78.4%
Other personal:
Net written premiums		$112	$121	$94	$96	$105	$115	$86	$215	$201	$327	$306		$402
Year over year change %- written premium		7%	5%	9%	8%	12%	12%	13%	7%	12%	7%	12%		11%
Earned premiums		$106	$103	$101	$100	$99	$94	$89	$205	$183	$310	$281		$381
Current accident year before catastrophe losses		59.9%	59.2%	62.0%	55.5%	58.8%	58.3%	76.2%	60.6%	67.0%	60.3%	64.2%		61.9%
Current accident year catastrophe losses		3.5	4.2	4.0	6.3	6.9	6.8	1.1	4.1	4.0	3.9	5.0		5.3
Prior accident years before catastrophe losses		(3.4)	(3.5)	(1.0)	14.3	12.5	7.4	3.7	(2.3)	5.6	(2.6)	8.0		9.7
Prior accident years catastrophe losses		0.6	(0.2)	(1.0)	—	(0.8)	(0.1)	(0.4)	(0.6)	(0.2)	(0.2)	(0.5)		(0.3)
Total loss and loss expense ratio		60.6%	59.7%	64.0%	76.1%	77.4%	72.4%	80.6%	61.8%	76.4%	61.4%	76.7%		76.6%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Excess & Surplus:
Net written premiums		$184	$219	$182	$184	$175	$202	$168	$401	$370	$585	$545		$729
Year over year change %- written premium		5%	8%	8%	8%	11%	12%	15%	8%	13%	7%	13%		11%
Earned premiums		$187	$189	$180	$188	$174	$174	$162	$369	$336	$556	$510		$698
Current accident year before catastrophe losses		63.8%	64.6%	64.6%	58.4%	64.1%	64.9%	65.6%	64.6%	65.2%	64.3%	64.8%		63.1%
Current accident year catastrophe losses		1.0	0.9	1.1	(0.4)	0.2	1.6	0.8	1.0	1.2	1.0	0.9		0.5
Prior accident years before catastrophe losses		(3.3)	(2.9)	(4.1)	(0.3)	(2.1)	(2.7)	(5.0)	(3.5)	(3.8)	(3.4)	(3.2)		(2.5)
Prior accident years catastrophe losses		—	(0.1)	(0.4)	(0.2)	(0.1)	(0.3)	(0.5)	(0.3)	(0.3)	(0.2)	(0.3)		(0.2)
Total loss and loss expense ratio		61.5%	62.5%	61.2%	57.5%	62.1%	63.5%	60.9%	61.8%	62.3%	61.7%	62.2%		60.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Third-Quarter 2026 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the nine months ended September 30, 2026
Commercial casualty	$500	$175	$675	$37	$167	$68	$272	$537	$167	$243	$947
Commercial property	563	56	619	81	86	12	179	644	86	68	798
Commercial auto	389	64	453	—	63	21	84	389	63	85	537
Workers' compensation	93	21	114	2	(3)	5	4	95	(3)	26	118
Other commercial	82	23	105	34	2	15	51	116	2	38	156
Total commercial lines	1,627	339	1,966	154	315	121	590	1,781	315	460	2,556

Personal auto	462	75	537	20	70	25	115	482	70	100	652
Homeowners	747	87	834	22	126	18	166	769	126	105	1,000
Other personal	122	7	129	16	47	1	64	138	47	8	193
Total personal lines	1,331	169	1,500	58	243	44	345	1,389	243	213	1,845

Excess & surplus lines	134	60	194	(22)	135	43	156	112	135	103	350
Other	239	17	256	26	103	4	133	265	103	21	389
Total property casualty	$3,331	$585	$3,916	$216	$796	$212	$1,224	$3,547	$796	$797	$5,140

Ceded loss and loss expense incurred for the nine months ended September 30, 2026
Commercial casualty	$13	$2	$15	$(10)	$(2)	$(4)	$(16)	$3	$(2)	$(2)	$(1)
Commercial property	8	—	8	3	1	—	4	11	1	—	12
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	11	—	11	(8)	(3)	—	(11)	3	(3)	—	—
Other commercial	6	1	7	(1)	—	—	(1)	5	—	1	6
Total commercial lines	38	3	41	(16)	(4)	(4)	(24)	22	(4)	(1)	17

Personal auto	2	—	2	—	—	—	—	2	—	—	2
Homeowners	45	—	45	(23)	9	—	(14)	22	9	—	31
Other personal	4	—	4	(1)	—	—	(1)	3	—	—	3
Total personal lines	51	—	51	(24)	9	—	(15)	27	9	—	36

Excess & surplus lines	6	1	7	(2)	3	—	1	4	3	1	8
Other	7	—	7	(5)	7	—	2	2	7	—	9
Total property casualty	$102	$4	$106	$(47)	$15	$(4)	$(36)	$55	$15	$—	$70

Net loss and loss expense incurred for the nine months ended September 30, 2026
Commercial casualty	$487	$173	$660	$47	$169	$72	$288	$534	$169	$245	$948
Commercial property	555	56	611	78	85	12	175	633	85	68	786
Commercial auto	389	64	453	—	63	21	84	389	63	85	537
Workers' compensation	82	21	103	10	—	5	15	92	—	26	118
Other commercial	76	22	98	35	2	15	52	111	2	37	150
Total commercial lines	1,589	336	1,925	170	319	125	614	1,759	319	461	2,539

Personal auto	460	75	535	20	70	25	115	480	70	100	650
Homeowners	702	87	789	45	117	18	180	747	117	105	969
Other personal	118	7	125	17	47	1	65	135	47	8	190
Total personal lines	1,280	169	1,449	82	234	44	360	1,362	234	213	1,809

Excess & surplus lines	128	59	187	(20)	132	43	155	108	132	102	342
Other	232	17	249	31	96	4	131	263	96	21	380
Total property casualty	$3,229	$581	$3,810	$263	$781	$216	$1,260	$3,492	$781	$797	$5,070

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2026 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended September 30, 2026
Commercial casualty	$125	$74	$199	$23	$73	$23	$119	$148	$73	$97	$318
Commercial property	211	20	231	22	(47)	2	(23)	233	(47)	22	208
Commercial auto	132	20	152	11	—	9	20	143	—	29	172
Workers' compensation	33	7	40	(7)	7	(2)	(2)	26	7	5	38
Other commercial	28	6	34	15	(3)	6	18	43	(3)	12	52
Total commercial lines	529	127	656	64	30	38	132	593	30	165	788

Personal auto	160	22	182	4	15	9	28	164	15	31	210
Homeowners	285	28	313	2	(16)	—	(14)	287	(16)	28	299
Other personal	47	2	49	5	8	—	13	52	8	2	62
Total personal lines	492	52	544	11	7	9	27	503	7	61	571

Excess & surplus lines	45	22	67	(4)	37	15	48	41	37	37	115
Other	79	7	86	44	14	3	61	123	14	10	147
Total property casualty	$1,145	$208	$1,353	$115	$88	$65	$268	$1,260	$88	$273	$1,621

Ceded loss and loss expense incurred for the three months ended September 30, 2026
Commercial casualty	$1	$—	$1	$1	$—	$—	$1	$2	$—	$—	$2
Commercial property	5	—	5	(3)	(1)	—	(4)	2	(1)	—	1
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	8	—	8	(6)	(1)	—	(7)	2	(1)	—	1
Other commercial	1	—	1	—	1	—	1	1	1	—	2
Total commercial lines	15	—	15	(8)	(1)	—	(9)	7	(1)	—	6

Personal auto	1	—	1	—	—	—	—	1	—	—	1
Homeowners	16	—	16	(9)	—	—	(9)	7	—	—	7
Other personal	1	—	1	(2)	—	—	(2)	(1)	—	—	(1)
Total personal lines	18	—	18	(11)	—	—	(11)	7	—	—	7

Excess & surplus lines	—	—	—	—	1	—	1	—	1	—	1
Other	4	—	4	6	2	—	8	10	2	—	12
Total property casualty	$37	$—	$37	$(13)	$2	$—	$(11)	$24	$2	$—	$26

Net loss and loss expense incurred for the three months ended September 30, 2026
Commercial casualty	$124	$74	$198	$22	$73	$23	$118	$146	$73	$97	$316
Commercial property	206	20	226	25	(46)	2	(19)	231	(46)	22	207
Commercial auto	132	20	152	11	—	9	20	143	—	29	172
Workers' compensation	25	7	32	(1)	8	(2)	5	24	8	5	37
Other commercial	27	6	33	15	(4)	6	17	42	(4)	12	50
Total commercial lines	514	127	641	72	31	38	141	586	31	165	782

Personal auto	159	22	181	4	15	9	28	163	15	31	209
Homeowners	269	28	297	11	(16)	—	(5)	280	(16)	28	292
Other personal	46	2	48	7	8	—	15	53	8	2	63
Total personal lines	474	52	526	22	7	9	38	496	7	61	564

Excess & surplus lines	45	22	67	(4)	36	15	47	41	36	37	114
Other	75	7	82	38	12	3	53	113	12	10	135
Total property casualty	$1,108	$208	$1,316	$128	$86	$65	$279	$1,236	$86	$273	$1,595

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2026 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Premiums
Agency renewal written premiums		$2,095	$2,254	$2,045	$1,939	$2,037	$2,135	$1,912	$4,299	$4,047	$6,394	$6,084		$8,023
Agency new business written premiums		315	353	339	331	356	404	383	692	787	1,007	1,143		1,474
Other written premiums		140	218	284	91	100	194	200	502	394	642	494		585
Net written premiums		$2,550	$2,825	$2,668	$2,361	$2,493	$2,733	$2,495	$5,493	$5,228	$8,043	$7,721		$10,082
Unearned premium change		55	(277)	(149)	147	(9)	(336)	(231)	(426)	(567)	(371)	(576)		(429)
Earned premiums		$2,605	$2,548	$2,519	$2,508	$2,484	$2,397	$2,264	$5,067	$4,661	$7,672	$7,145		$9,653
Year over year change %
Agency renewal written premiums		3%	6%	7%	10%	13%	16%	14%	6%	15%	5%	14%		13%
Agency new business written premiums		(12)	(13)	(11)	(13)	(12)	(1)	11	(12)	5	(12)	(1)		(4)
Other written premiums		40	12	42	(11)	9	(7)	(9)	27	(8)	30	(5)		(6)
Net written premiums		2	3	7	5	9	11	11	5	11	4	10		9
Paid losses and loss expenses
Losses paid		$1,108	$1,106	$1,014	$942	$1,039	$1,049	$1,203	$2,120	$2,253	$3,229	$3,292		$4,234
Loss expenses paid		208	187	187	187	178	197	196	374	392	581	570		757
Loss and loss expenses paid		$1,316	$1,293	$1,201	$1,129	$1,217	$1,246	$1,399	$2,494	$2,645	$3,810	$3,862		$4,991
Incurred losses and loss expenses
Loss and loss expense incurred		$1,595	$1,808	$1,667	$1,397	$1,464	$1,587	$1,887	$3,475	$3,474	$5,070	$4,938		$6,335
Loss and loss expenses paid as a % of incurred		82.5%	71.5%	72.0%	80.8%	83.1%	78.5%	74.1%	71.8%	76.1%	75.1%	78.2%		78.8%
Statutory combined ratio
Loss ratio		51.5%	60.6%	56.3%	43.7%	49.5%	55.4%	72.4%	58.5%	63.6%	56.2%	58.7%		54.9%
Loss adjustment expense ratio		10.9	10.4	10.8	12.4	10.9	11.6	11.7	10.6	11.7	10.7	11.4		11.6
Net underwriting expense ratio		28.8	28.0	28.5	30.2	28.3	26.4	28.2	28.2	27.3	28.4	27.6		28.2
US Statutory combined ratio		91.2%	99.0%	95.6%	86.3%	88.7%	93.4%	112.3%	97.3%	102.6%	95.3%	97.7%		94.7%
Contribution from catastrophe losses		11.1	14.4	11.0	0.7	4.0	11.9	25.2	12.7	18.4	12.2	13.4		10.1
Statutory combined ratio excl. catastrophe losses		80.1%	84.6%	84.6%	85.6%	84.7%	81.5%	87.1%	84.6%	84.2%	83.1%	84.3%		84.6%
GAAP combined ratio
GAAP combined ratio		90.9%	100.8%	95.6%	85.2%	88.2%	94.9%	113.3%	98.2%	103.8%	95.8%	98.4%		94.9%
Contribution from catastrophe losses		10.7	14.5	10.8	1.0	3.7	12.2	25.0	12.6	18.4	12.0	13.3		10.1
GAAP combined ratio excl. catastrophe losses		80.2%	86.3%	84.8%	84.2%	84.5%	82.7%	88.3%	85.6%	85.4%	83.8%	85.1%		84.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies. Statutory ratios exclude the results of Cincinnati Global.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.
CINF Third-Quarter 2026 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Premiums
Agency renewal written premiums		$1,050	$1,146	$1,184	$1,039	$1,043	$1,116	$1,152	$2,330	$2,268	$3,380	$3,311		$4,350
Agency new business written premiums		182	208	205	180	185	200	203	413	403	595	588		768
Other written premiums		(33)	(27)	(30)	(34)	(30)	(26)	(30)	(57)	(56)	(90)	(86)		(120)
Net written premiums		$1,199	$1,327	$1,359	$1,185	$1,198	$1,290	$1,325	$2,686	$2,615	$3,885	$3,813		$4,998
Unearned premium change		71	(76)	(118)	58	31	(78)	(146)	(194)	(224)	(123)	(193)		(135)
Earned premiums		$1,270	$1,251	$1,241	$1,243	$1,229	$1,212	$1,179	$2,492	$2,391	$3,762	$3,620		$4,863
Year over year change %
Agency renewal written premiums		1%	3%	3%	4%	6%	9%	7%	3%	8%	2%	7%		6%
Agency new business written premiums		(2)	4	1	1	(1)	4	12	2	7	1	5		4
Other written premiums		(10)	(4)	—	8	17	13	14	(2)	14	(5)	15		13
Net written premiums		—	3	3	4	5	9	8	3	9	2	7		7
Paid losses and loss expenses
Losses paid		$514	$543	$533	$481	$497	$493	$403	$1,075	$897	$1,589	$1,393		$1,876
Loss expenses paid		127	104	105	104	102	110	109	209	218	336	321		426
Loss and loss expenses paid		$641	$647	$638	$585	$599	$603	$512	$1,284	$1,115	$1,925	$1,714		$2,302
Incurred losses and loss expenses
Loss and loss expense incurred		$782	$910	$847	$721	$747	$767	$735	$1,757	$1,502	$2,539	$2,249		$2,970
Loss and loss expenses paid as a % of incurred		82.0%	71.1%	75.3%	81.1%	80.2%	78.6%	69.7%	73.1%	74.2%	75.8%	76.2%		77.5%
Statutory combined ratio
Loss ratio		48.5%	61.5%	55.8%	43.4%	49.5%	50.7%	49.7%	58.6%	50.2%	55.2%	50.0%		48.2%
Loss adjustment expense ratio		13.0	11.3	12.5	14.5	11.3	12.7	12.6	11.9	12.6	12.3	12.2		12.8
Net underwriting expense ratio		31.9	29.2	27.7	31.4	30.9	28.3	26.9	28.5	27.6	29.5	28.6		29.3
Statutory combined ratio		93.4%	102.0%	96.0%	89.3%	91.7%	91.7%	89.2%	99.0%	90.4%	97.0%	90.8%		90.3%
Contribution from catastrophe losses		6.9	11.9	9.6	0.6	2.6	7.0	3.6	10.7	5.4	9.5	4.4		3.5
Statutory combined ratio excl. catastrophe losses		86.5%	90.1%	86.4%	88.7%	89.1%	84.7%	85.6%	88.3%	85.0%	87.5%	86.4%		86.8%
GAAP combined ratio
GAAP combined ratio		92.8%	104.1%	98.6%	88.4%	91.1%	92.9%	91.9%	101.3%	92.4%	98.5%	92.0%		91.1%
Contribution from catastrophe losses		6.9	11.9	9.6	0.6	2.6	7.0	3.6	10.7	5.4	9.5	4.4		3.5
GAAP combined ratio excl. catastrophe losses		85.9%	92.2%	89.0%	87.8%	88.5%	85.9%	88.3%	90.6%	87.0%	89.0%	87.6%		87.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2026 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Premiums
Agency renewal written premiums		$911	$943	$726	$764	$864	$866	$634	$1,669	$1,500	$2,580	$2,364		$3,128
Agency new business written premiums		76	78	76	92	116	141	127	154	268	230	384		476
Other written premiums		(30)	(31)	(27)	(29)	(29)	(27)	(89)	(58)	(116)	(88)	(145)		(174)
Net written premiums		$957	$990	$775	$827	$951	$980	$672	$1,765	$1,652	$2,722	$2,603		$3,430
Unearned premium change		(69)	(110)	98	32	(113)	(176)	26	(12)	(150)	(81)	(263)		(231)
Earned premiums		$888	$880	$873	$859	$838	$804	$698	$1,753	$1,502	$2,641	$2,340		$3,199
Year over year change %
Agency renewal written premiums		5%	9%	15%	22%	24%	27%	28%	11%	28%	9%	26%		25%
Agency new business written premiums		(34)	(45)	(40)	(40)	(30)	(13)	4	(43)	(6)	(40)	(15)		(21)
Other written premiums		(3)	(15)	70	(12)	(4)	(8)	(324)	50	(152)	39	(96)		(74)
Net written premiums		1	1	15	10	14	20	13	7	17	5	16		14
Paid losses and loss expenses
Losses paid		$474	$437	$368	$346	$424	$446	$609	$805	$1,055	$1,280	$1,479		$1,824
Loss expenses paid		52	60	57	58	52	63	64	117	127	169	179		237
Loss and loss expenses paid		$526	$497	$425	$404	$476	$509	$673	$922	$1,182	$1,449	$1,658		$2,061
Incurred losses and loss expenses
Loss and loss expense incurred		$564	$638	$607	$468	$507	$598	$846	$1,245	$1,444	$1,809	$1,951		$2,419
Loss and loss expenses paid as a % of incurred		93.3%	77.9%	70.0%	86.3%	93.9%	85.1%	79.6%	74.1%	81.9%	80.1%	85.0%		85.2%
Statutory combined ratio
Loss ratio		56.6%	63.4%	61.3%	45.1%	50.9%	64.8%	110.1%	62.3%	85.9%	60.4%	73.4%		65.8%
Loss adjustment expense ratio		6.9	9.0	8.2	9.5	9.5	9.6	11.0	8.7	10.3	8.1	10.0		9.9
Net underwriting expense ratio		26.4	26.5	30.2	28.2	25.9	24.7	31.2	28.1	27.3	27.5	26.8		27.1
Statutory combined ratio		89.9%	98.9%	99.7%	82.8%	86.3%	99.1%	152.3%	99.1%	123.5%	96.0%	110.2%		102.8%
Contribution from catastrophe losses		19.2	22.2	16.8	1.3	7.1	23.8	58.7	19.5	40.0	19.4	28.3		21.0
Statutory combined ratio excl. catastrophe losses		70.7%	76.7%	82.9%	81.5%	79.2%	75.3%	93.6%	79.6%	83.5%	76.6%	81.9%		81.8%
GAAP combined ratio
GAAP combined ratio		90.3%	99.9%	96.8%	81.5%	88.2%	102.0%	151.3%	98.4%	124.9%	95.6%	111.8%		103.6%
Contribution from catastrophe losses		19.2	22.2	16.8	1.3	7.1	23.8	58.7	19.5	40.0	19.4	28.3		21.0
GAAP combined ratio excl. catastrophe losses		71.1%	77.7%	80.0%	80.2%	81.1%	78.2%	92.6%	78.9%	84.9%	76.2%	83.5%		82.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2026 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Premiums
Agency renewal written premiums		$134	$165	$135	$136	$130	$153	$126	$300	$279	$434	$409		$545
Agency new business written premiums		57	67	58	59	55	63	53	125	116	182	171		230
Other written premiums		(7)	(13)	(11)	(11)	(10)	(14)	(11)	(24)	(25)	(31)	(35)		(46)
Net written premiums		$184	$219	$182	$184	$175	$202	$168	$401	$370	$585	$545		$729
Unearned premium change		3	(30)	(2)	4	(1)	(28)	(6)	(32)	(34)	(29)	(35)		(31)
Earned premiums		$187	$189	$180	$188	$174	$174	$162	$369	$336	$556	$510		$698
Year over year change %
Agency renewal written premiums		3%	8%	7%	2%	15%	10%	12%	8%	11%	6%	12%		9%
Agency new business written premiums		4	6	9	20	2	24	26	8	25	6	16		17
Other written premiums		30	7	—	—	—	(40)	(22)	4	(32)	11	(21)		(15)
Net written premiums		5	8	8	8	11	12	15	8	13	7	13		11
Paid losses and loss expenses
Losses paid		$45	$46	$36	$43	$42	$38	$40	$83	$78	$128	$121		$163
Loss expenses paid		22	18	20	19	19	17	18	38	35	59	53		72
Loss and loss expenses paid		$67	$64	$56	$62	$61	$55	$58	$121	$113	$187	$174		$235
Incurred losses and loss expenses
Loss and loss expense incurred		$114	$118	$110	$108	$108	$110	$99	$228	$209	$342	$317		$425
Loss and loss expenses paid as a % of incurred		58.8%	54.2%	50.9%	57.4%	56.5%	50.0%	58.6%	53.1%	54.1%	54.7%	54.9%		55.3%
Statutory combined ratio
Loss ratio		41.6%	44.7%	43.6%	39.1%	42.8%	43.8%	43.1%	44.1%	43.4%	43.3%	43.2%		42.1%
Loss adjustment expense ratio		19.9	17.7	17.6	18.4	19.2	19.7	17.8	17.7	18.8	18.5	19.0		18.8
Net underwriting expense ratio		22.2	26.3	28.6	27.3	26.6	25.3	25.5	27.4	25.4	25.7	25.8		26.2
Statutory combined ratio		83.7%	88.7%	89.8%	84.8%	88.6%	88.8%	86.4%	89.2%	87.6%	87.5%	88.0%		87.1%
Contribution from catastrophe losses		1.0	0.8	0.7	(0.6)	0.1	1.3	0.3	0.7	0.9	0.8	0.6		0.3
Statutory combined ratio excl. catastrophe losses		82.7%	87.9%	89.1%	85.4%	88.5%	87.5%	86.1%	88.5%	86.7%	86.7%	87.4%		86.8%
GAAP combined ratio
GAAP combined ratio		89.4%	90.5%	89.3%	84.7%	89.8%	91.1%	88.3%	89.9%	89.8%	89.7%	89.8%		88.4%
Contribution from catastrophe losses		1.0	0.8	0.7	(0.6)	0.1	1.3	0.3	0.7	0.9	0.8	0.6		0.3
GAAP combined ratio excl. catastrophe losses		88.4%	89.7%	88.6%	85.3%	89.7%	89.8%	88.0%	89.2%	88.9%	88.9%	89.2%		88.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2026 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2026	2025	Change	% Change	2026	2025	Change	% Change
Underwriting income
Net premiums written	$2,457	$2,411	$46	2	$7,754	$7,466	$288	4
Unearned premium change	(42)	29	(71)	nm	336	552	(216)	(39)
Earned premiums	$2,499	$2,382	$117	5	$7,418	$6,914	$504	7

Losses incurred	$1,288	$1,179	$109	9	$4,164	$4,062	$102	3
Defense and cost containment expenses incurred	156	126	30	24	415	391	24	6
Adjusting and other expenses incurred	115	133	(18)	(14)	378	396	(18)	(5)
Other underwriting expenses incurred	706	684	22	3	2,201	2,060	141	7
Workers compensation dividend incurred	2	—	2	nm	3	3	—	—
Total underwriting deductions	$2,267	$2,122	$145	7	$7,161	$6,912	$249	4

Net underwriting profit	$232	$260	$(28)	(11)	$257	$2	$255	nm

Investment income
Gross investment income earned	$223	$208	$15	7	$652	$587	$65	11
Net investment income earned	220	204	16	8	642	577	65	11
Net realized capital gains and losses, net	17	32	(15)	(47)	453	26	427	nm
Net investment gains (net of tax)	$237	$236	$1	—	$1,095	$603	$492	82

Other income	$1	$2	$(1)	(50)	$4	$5	$(1)	(20)

Net income before federal income taxes	$470	$498	$(28)	(6)	$1,356	$610	$746	122
Federal and foreign income taxes incurred	81	75	6	8	137	61	76	125
Net income (statutory)	$389	$423	$(34)	(8)	$1,219	$549	$670	122

Policyholders' surplus - statutory	$10,633	$9,513	$1,120	12	$10,633	$9,513	$1,120	12

Fixed maturities at amortized cost - statutory	$15,668	$13,311	$2,357	18	$15,668	$13,311	$2,357	18
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2026 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2026	2025	Change	% Change	2026	2025	Change	% Change
Net premiums written	$91	$91	$—	—	$274	$263	$11	4
Net investment income	53	50	3	6	162	150	12	8
Commissions and expense allowances on reinsurance ceded	1	1	—	—	3	3	—	—
Income from fees associated with separate accounts	2	2	—	—	5	5	—	—
Total revenues	$147	$144	$3	2	$444	$421	$23	5

Death benefits and matured endowments	$52	$36	$16	44	$148	$132	$16	12
Annuity benefits	16	22	(6)	(27)	54	65	(11)	(17)
Disability benefits and benefits under accident and health contracts	1	1	—	—	2	2	—	—
Surrender benefits and group conversions	9	8	1	13	33	28	5	18
Interest and adjustments on deposit-type contract funds	2	1	1	100	2	5	(3)	(60)
Increase in aggregate reserves for life and accident and health contracts	10	2	8	400	13	(5)	18	nm
Total benefit expenses	$90	$70	$20	29	$252	$227	$25	11

Commissions	$13	$13	$—	—	$39	$37	$2	5
General insurance expenses and taxes	16	14	2	14	47	45	2	4
Increase in loading on deferred and uncollected premiums	(1)	2	(3)	nm	(2)	4	(6)	nm
Net transfers from separate accounts	(8)	(1)	(7)	700	(15)	(9)	(6)	(67)
Total underwriting expenses	$20	$28	$(8)	(29)	$69	$77	$(8)	(10)

Federal and foreign income taxes incurred	9	11	(2)	(18)	28	28	—	—

Net gain from operations before capital gains and losses	$28	$35	$(7)	(20)	$95	$89	$6	7

Gains and losses net of capital gains tax, net	4	2	2	100	2	(4)	6	nm

Net income (statutory)	$32	$37	$(5)	(14)	$97	$85	$12	14

Policyholders' surplus - statutory	$686	$588	$98	17	$686	$588	$98	17

Fixed maturities at amortized cost - statutory	$3,911	$3,921	$(10)	—	$3,911	$3,921	$(10)	—
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2026 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Cincinnati Re:
Net written premiums		$117	$191	$254	$86	$87	$164	$255	$445	$418	$562	$505		$591
Year over year change %- written premium		34%	16%	—%	(13)%	(2)%	(21)%	26%	6%	2%	11%	1%		(1)%
Earned premiums		$154	$153	$152	$138	$141	$142	$161	$305	$303	$459	$444		$582
Current accident year before catastrophe losses		54.3%	47.8%	46.7%	52.7%	52.9%	56.2%	46.6%	47.3%	51.1%	49.6%	51.7%		51.9%
Current accident year catastrophe losses		5.5	6.1	8.1	(0.8)	3.6	(0.6)	66.3	7.1	34.9	6.6	25.0		18.9
Prior accident years before catastrophe losses		(0.3)	3.6	3.2	(5.3)	(0.9)	5.7	(4.5)	3.4	0.3	2.2	(0.1)		(1.3)
Prior accident years catastrophe losses		5.0	1.3	(6.5)	0.4	(2.1)	(1.2)	(2.4)	(2.6)	(1.8)	(0.1)	(1.9)		(1.4)
Total loss and loss expense ratio		64.5%	58.8%	51.5%	47.0%	53.5%	60.1%	106.0%	55.2%	84.5%	58.3%	74.7%		68.1%

Cincinnati Global:
Net written premiums		$93	$98	$98	$79	$82	$97	$75	$196	$173	$289	$255		$334
Year over year change %- written premium		13%	1%	31%	3%	6%	45%	(9)%	13%	16%	13%	13%		10%
Earned premiums		$106	$75	$73	$80	$102	$65	$64	$148	$129	$254	$231		$311
Current accident year before catastrophe losses		39.0%	69.1%	42.5%	35.6%	35.1%	41.8%	39.3%	56.1%	40.6%	48.9%	38.2%		37.5%
Current accident year catastrophe losses		4.3	20.6	2.4	14.3	0.5	3.7	31.4	11.6	17.4	8.6	9.9		11.0
Prior accident years before catastrophe losses		(8.5)	(13.0)	(12.0)	(1.7)	(10.1)	(22.4)	(0.2)	(12.5)	(11.4)	(10.8)	(10.8)		(8.5)
Prior accident years catastrophe losses		(1.6)	(6.8)	0.4	(4.0)	(0.1)	17.3	(13.9)	(3.3)	1.8	(2.6)	0.9		(0.3)
Total loss and loss expense ratio		33.2%	69.9%	33.3%	44.2%	25.4%	40.4%	56.6%	51.9%	48.4%	44.1%	38.2%		39.7%

Noninsurance operations:
Interest and fees on loans and leases		$3	$3	$3	$3	$3	$2	$3	$6	$5	$9	$8		$11
Other revenue		3	4	3	3	3	3	1	7	4	10	7		10
Interest expense		12	14	13	13	13	14	13	27	27	39	40		53
Operating expenses		8	11	9	7	6	10	11	20	21	28	27		34
Total noninsurance operations loss		$(14)	$(18)	$(16)	$(14)	$(13)	$(19)	$(20)	$(34)	$(39)	$(48)	$(52)		$(66)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.
CINF Third-Quarter 2026 Supplemental Financial Data